Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (“Agreement”) is made as of August 13, 2026 by and among PSQ Holdings, Inc., a Delaware corporation, with an address at 515 W Aspen Street, Suite 200C, Bozeman, Montana 59715 (the “Company”), and Fountain Ripple V LLC, Donald J. Trump, Jr., B&C Trust Dated November 14, 2019, Willie Langston, and James Celli, each an individual (each, an “Investor” and collectively, the “Investors”).

Recitals:

A.            The Company is a corporation with a class of securities registered under the Securities Exchange Act of 1934, as amended;

B.             Each Investor is a current member of the Board of Directors of the Company;

C.             Each Investor desires to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (“Shares”), upon the terms and subject to the conditions stated in this Agreement; and

D.            The Company and the Investors are executing and delivering this Agreement in connection with an offering of securities of the Company, in reliance upon the exemption from securities registration afforded by the provisions of Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), or Regulation D promulgated thereunder (“Regulation D”).

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

“1934 Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common Control with, such Person.

“Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

“Common Stock” means the Company’s Class A common stock, par value $0.0001 per share, and any securities into which the common stock may be reclassified.

“Company’s Knowledge” means the actual knowledge of the Company’s Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer (as defined in Rule 405 under the 1933 Act), after due inquiry.

“Confidential Information” means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“DPA” means Section 721 of the Defense Production Act of 1950, as amended, including all implementing regulations thereof.

“Intellectual Property” means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing; (iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

“Material Adverse Effect” means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise) or business of the Company and its Subsidiaries taken as a whole, or (ii) the ability of the Company to perform its obligations under the Transaction Documents.

“Offering Price” means $3.60 per Share.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority, or any other form of entity not specifically listed herein.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition) whether commenced or threatened.

“Rule 144” means Rule 144 under the 1933 Act.

“Sanctioned Country” means, at any time, a country or territory that is itself the target of comprehensive Sanctions.

“Sanctioned Person” means any Person that is the target of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, any member state of the European Union, or the United Kingdom; (b) any Person operating, organized, or resident in a Sanctioned Country; (c) the government of a Sanctioned Country; or (d) any Person 50% or more owned or controlled by any such Person or Persons or acting for or on behalf of such Person or Persons.

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“Sanctions” means economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union, any European Union member state or the United Kingdom.

“SEC” means the United States Securities and Exchange Commission.

“Subsidiary(ies)” of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

“Trade Controls” means (a) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered, or enforced by the U.S. government, including the Arms Export Control Act (22 U.S.C. § 1778), the International Emergency Economic Powers Act (50 U.S.C. §§ 1701–1706), Section 999 of the Internal Revenue Code, the U.S. customs laws at Title 19 of the U.S. Code, the Export Control Reform Act of 2018 (50 U.S.C. §§ 4801-4861), the International Traffic in Arms Regulations (22 C.F.R. Parts 120–130), the Export Administration Regulations (15 C.F.R. Parts 730-774), the U.S. customs regulations at 19 C.F.R. Chapter 1, and the Foreign Trade Regulations (15 C.F.R. Part 30); and (b) all applicable trade, export control, import, and antiboycott laws and regulations imposed, administered or enforced by any other country, except to the extent inconsistent with U.S. law.

“Trading Market” shall mean the New York Stock Exchange.

“Transaction Documents” means this Agreement and certain other agreements, documents, instruments, and certificates necessary to carry out the purposes thereof.

2.             Purchase and Sale of Shares.

2.1              Agreement to Sell and Purchase. Subject to the terms and conditions of this Agreement, at Closing (as defined below), the Investors shall purchase, and the Company shall sell and issue to each Investor, the number of Shares set forth opposite such Investor’s name on Schedule 2.1 hereto at the Offering Price per Share and for the aggregate purchase price set forth opposite such Investor’s name on Schedule 2.1 hereto.

2.2              Closing; Closing Date. The completion of the sale and purchase of the Shares (the “Closing”) shall occur on August 13, 2026, subject to the satisfaction of the conditions set forth in Section 5 (the “Closing Date”), at the offices of Faegre Drinker Biddle & Reath LLP, 1144 15th Street, Unit 3400 Denver, CO 80202, or at such other time and place as the Company and the Investors may agree.

2.3              Delivery of the Shares. At the Closing, subject to the terms and conditions hereof, the Company will deliver to each Investor the number of Shares set forth opposite such Investor’s name on Schedule 2.1 hereto, in book-entry form, in such denominations and registered in such names as such Investor may designate by notice to the Company, representing the Shares purchased by such Investor, dated as of the Closing Date, against payment of the purchase price therefor by cash in the form of wire transfer pursuant to the wire instructions delivered to the Investors by the Company prior to the Closing Date.

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3.             Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor that, except as set forth in the SEC Filings (as defined below):

3.1              Organization, Good Standing and Qualification. The Company and each of its Subsidiaries are duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective states of incorporation and organization and have all requisite corporate power and authority to own or lease and use its properties and assets, and to carry on their business as now conducted and as presently proposed to be conducted. The Company and its Subsidiaries are duly qualified to do business as a foreign corporation and are in good standing in each jurisdiction in which the conduct of their business or their ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and would not reasonably be expected to have a Material Adverse Effect.

3.2              Authorization. The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors, and stockholders necessary for (i) the authorization, execution, and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares. The Transaction Documents constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability, relating to or affecting creditors’ rights generally.

3.3              Capitalization. The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the “SEC Filings”) set forth (a) the authorized capital stock of the Company; (b) the number of shares of capital stock issuable pursuant to the Company’s stock plans; and (c) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Shares) exercisable for, or convertible into, or exchangeable for any shares of capital stock of the Company, in each case as of the dates presented. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid, non-assessable and free of pre-emptive rights and were issued in full compliance with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. There are no outstanding warrants, options, convertible securities or other rights, agreements, or arrangements of any character under which the Company or its Subsidiaries are or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement or described in this Section 3.3. There are no voting agreements, buy-sell agreements, option or right of first refusal purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. No Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person. The issuance and sale of the Shares hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. Neither the Company nor any of its Subsidiaries owns or holds the right to acquire any stock, partnership, interest, joint venture interest, or other equity ownership interest in any Person, and, except as disclosed in the SEC Filings, the Company owns, directly or indirectly, all of the capital stock or other equity interests of each of its Subsidiaries, free and clear of any liens.

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3.4              Valid Issuance. The Shares to be issued under this Agreement have been duly authorized and, when issued and sold and paid for by each Investor in accordance with this Agreement will be duly authorized and validly issued and shall be free and clear of all encumbrances and restrictions (other than those created by the Investor), except for restrictions on transfer set forth in the Transaction Documents.

3.5              Consents. The execution, delivery and performance by the Company of the Transaction Documents, and the offer, issuance and sale of the Shares, require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws or any other notices required thereby, all of which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 4 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares, and (ii) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company’s certificate of incorporation, as amended, or bylaws that is or is reasonably expected to become applicable to any Investor as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Shares by such Investor or the exercise of any right granted to such Investor pursuant to this Agreement or the other Transaction Documents.

3.6              Delivery of SEC Filings; Business. The Company has made available to each Investor through the EDGAR system, true and complete copies of the SEC Filings. Except as indicated in the SEC Filings, the SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.

3.7              Use of Proceeds. The proceeds from the sale of the Shares will be used primarily for general working capital purposes. Notwithstanding the foregoing, the Company may use the proceeds from such sale to fund its strategy for growth and to make acquisitions.

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3.8              No Material Adverse Change. Since June 30, 2026, there has been no material adverse change in the assets, liabilities, business, properties, operations, financial condition or results of operations of the Company and its Subsidiaries, taken as a whole. Since June 30, 2026, the Company has not declared or paid any dividend or distribution or its capital stock.

3.9              SEC Filings; NYSE. The Company has timely filed with the SEC all of the reports and other documents required to be filed by it under the 1934 Act and the 1933 Act and any required amendments to any of the foregoing. At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the 1934 Act. As of the date hereof, there are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Filings and the Company has not been notified that any of the SEC Filings is the subject of ongoing SEC review or outstanding investigation. The Common Stock is registered pursuant to Section 12(b) of the 1934 Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Except as set forth in the SEC Filings, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. Except as set forth in the SEC Filings, the Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees of the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer. The shares of Common Stock are listed on the New York Stock Exchange, and the Company has not received any notification that, and has no knowledge that, the New York Stock Exchange is contemplating terminating such listing.

3.10            No Conflict, Breach, Violation or Default. The execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Shares will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company’s certificate of incorporation, as amended, or bylaws, both as in effect on the date hereof (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties except as would not reasonably be expected to have a Material Adverse Effect, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject.

3.11            Taxes. The Company and each Subsidiary has timely filed all federal, state, local and foreign income and franchise tax returns, and all such tax returns were correct and complete in all material respects, and has paid all taxes shown as due thereon, except with respect to matters contested in good faith and for which adequate reserves have been established in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”), subject to allowable extensions to file. The Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it by any taxing jurisdiction.

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3.12            Litigation. There are no pending actions, suits or proceedings against the Company, its Subsidiaries or any of their properties; and to the Company’s Knowledge, no such actions, suits or proceedings are threatened, in each case which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

3.13            Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with GAAP (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, neither the Company nor its Subsidiaries have incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

3.14            Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

3.15            Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or the Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company.

3.16            No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Shares.

3.17            No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(a)(2) of the 1933 Act for the exemption from registration for the transactions contemplated hereby or would require registration of the Shares under the 1933 Act.

3.18            Private Placement. Assuming the accuracy of the representations of each Investor set forth in Section 4hereof (the “Investment Representations”), the offer and sale of the Shares to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

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3.19           Questionable Payments. Neither the Company nor its Subsidiaries nor, to the Company’s Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature; or (f) taken any actions that would violate the U.S. Foreign Corrupt Practices Act of 1977, as amended, or U.K. Bribery Act 2010, as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder. The Company has instituted and maintains policies and procedures to ensure compliance therewith. No part of the proceeds from the sale of the Shares will be used, directly or indirectly, in violation of the Foreign Corrupt Practices Act of 1977 or the U.K. Bribery Act 2010, each as may be amended, or similar law of any other relevant jurisdiction, or the rules or regulations thereunder.

3.20           Economic Sanctions. None of the Company, its Subsidiaries, or their respective directors, officers, or, to the Company’s knowledge, their respective agents or employees is: (a) a Sanctioned Person; (b) subject to debarment or any list-based designations under any Trade Controls; or (c) engaged in transactions, dealings, or activities that might reasonably be expected to cause such Person to become a Sanctioned Person. Within the past five (5) years, the Company has (i) complied with applicable Trade Controls and Sanctions; (ii) maintained in place and implemented controls and systems to comply with applicable Trade Controls and Sanctions; (iii) not engaged in a unauthorized transaction or dealing, direct or indirect, with or involving a Sanctioned Country or Sanctioned Person; and (iv) not been the subject of or otherwise involved in any governmental investigation, enforcement action, legal proceeding, or inquiry regarding compliance with Sanctions.

3.21           Money Laundering. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the “Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

3.22          Transactions with Affiliates. None of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than this Agreement and as holders of stock options or other equity awards and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

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3.23           No Undisclosed Material Liabilities. The Company and its Subsidiaries do not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), except for liabilities or obligations (a) reflected or reserved against on the most recent consolidated balance sheet of the Company included in the SEC Filings or the notes thereto, (b) incurred since the date of such balance sheet in the ordinary course of business or (c) that are not material to the Company.

3.24           Material Contracts. Each material contract of the Company required to be included as an exhibit in the SEC Filings pursuant to Item 601(b)(10) of Regulation S-K (each, a “Material Contract”) is included as an exhibit in the SEC Filings. Each Material Contract is the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except in each case except to the extent that (a) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles and (b) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof. Except as set forth in the SEC Filings, there has not occurred any material breach, violation or default by the Company under any such Material Contract and the Company has not been notified that any party to any Material Contract that such party intends to cancel, terminate or not renew any material contract.

3.25           Investment Company. The Company is not, and after giving effect to the transactions contemplated by this Agreement will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.

3.26           Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance in all material respects with the requirements of the Sarbanes-Oxley Act of 2002, including the rules and regulations of the SEC promulgated thereunder, applicable to it as of the date hereof. As of the date hereof, the Company qualifies as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”). Except as disclosed in the SEC Filings, the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the SEC Filings, the Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to provide reasonable assurance that information required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.

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4.             Representations and Warranties of the Investors. Each Investor, severally and not jointly, hereby represents and warrants to the Company that, as of the date hereof:

4.1              Legal Capacity. Such Investor is a natural person who has full legal capacity, power and authority to execute and deliver this Agreement, to perform such Investor’s obligations hereunder and thereunder, and to purchase the Shares subscribed for by such Investor pursuant to this Agreement.

4.2              Authorization; Enforceability. This Agreement has been duly executed and delivered by such Investor and constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of such Investor, enforceable against such Investor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity

4.3              Purchase Entirely for Own Account. The Shares to be received by each Investor hereunder will be acquired for such Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and each Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to each Investor’s right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by any Investor to hold the Shares for any period of time. No Investor is a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered.

4.4              Investment Experience. Each Investor acknowledges that each Investor can bear the economic risk and complete loss of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

4.5              Disclosure of Information. Each Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Shares. Each Investor acknowledges access to copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by any Investor shall modify, amend, or affect such Investor’s right to rely on the Company’s representations and warranties contained in this Agreement.

4.6              Restricted Securities. Each Investor understands that the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

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4.7              Legends. It is understood that, except as provided below, certificates evidencing the Shares may bear the following or any similar legend:

(a)               “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.”

(b)               If required by the authorities of any state in connection with the issuance of sale of the Shares, the legend required by such state authority.

4.8              Accredited Investor. Each Investor is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

4.9              No General Solicitation. Each Investor did not learn of the investment in the Shares as a result of any public advertising or general solicitation.

4.10          Brokers and Finders. No Investor has entered into an agreement with a broker or finder for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

4.11          Foreign Investor. If an Investor is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code), such Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to purchase the Shares or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor’s purchase and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of such Investor’s jurisdiction.

4.12          Reliance on Exemptions. Each Investor understands that the Shares are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and each Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investors set forth herein in order to determine the availability of such exemptions and the eligibility of each Investor to acquire the Shares.

5.             Conditions to Closing.

5.1              Conditions to the Investors’ Obligations. The obligation of each Investor to purchase the Shares at Closing is subject to the fulfillment of the following conditions, any of which may be waived by such Investor in its sole discretion:

(a)               The representations and warranties made by the Company in Section 3 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct as of such date, and the representations and warranties made by the Company in Section 3 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of a specific date, in which case such representation or warranty shall be true and correct in all material respects as of such specific date.

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(b)               The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

(c)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(d)               No stop order or suspension of trading shall have been imposed or threatened by the SEC or any other governmental or regulatory body or the Trading Market with respect to public trading in the Common Stock.

(e)               The Company shall have executed and delivered a copy of this Agreement to each Investor.

5.2              Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Shares at Closing is subject to the fulfillment of the following conditions, any of which may be waived by the Company:

(a)               The representations and warranties made by each Investor in Section 4 hereof, other than the representations and warranties contained in the Investment Representations, shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. Each Investor shall have performed in all material respects all obligations and covenants herein required to be performed by such Investor on or prior to the Closing Date.

(b)               No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or in the other Transaction Documents.

(c)               Each Investor shall have performed and complied with all agreements and conditions herein required to be performed or complied with by such Investor on or before the Closing. Each Investor shall have delivered the purchase price for the Shares purchased by such Investor, by wire transfer, to the account designated by the Company in accordance with Section 2.3 for such purpose.

(d)               Each Investor shall have executed and delivered a copy of this Agreement to the Company.

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6.             Covenants and Agreements of the Company.

6.1              Keeping of Records and Books of Account. The Company and its Subsidiaries shall keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and its Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

6.2              Listing of Shares and Related Matters. If the Company applies to have its Common Stock or other securities listed for trading on any stock exchange or market, it shall include in such application the Shares and will take such other action as is necessary to cause such Common Stock to be so listed. Thereafter, the Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on such exchange or market and, in accordance therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of such exchange or market, as applicable.

6.3              Facilitation of Sales Pursuant to Rule 144. For as long as any Investor or its Affiliates beneficially owns any Shares, to the extent it shall be required to do so under the 1934 Act, the Company shall use its reasonable best efforts to timely file the reports required to be filed by it under the 1934 Act or the 1933 Act (including the reports under Sections 13 and 15(d) of the 1934 Act referred to in subparagraph (c)(1) of Rule 144), and shall take such further necessary action as any Investor may reasonably request consistent with legal requirements and customary practice in connection with the removal of any restrictive legend on the Shares being sold, all to the extent required from time to time to enable such holder to sell the Shares without registration under the 1933 Act within the limitations of the exemption provided by Rule 144.

6.4              Registration Rights.

(a)               Filing of Registration Statement.

(i)                 The Company shall prepare, and, as soon as practicable, but no later than ninety (90) days following the Closing Date (the “Initial Filing Date”), file a registration statement on Form S-3 (or if Form S-3 is not available to register the Shares, on such other form of registration statement as is then available to effect a registration for resale of the Shares) (the “Registration Statement”) to register the Shares for resale (the “Registrable Securities”), and shall use its reasonable best efforts to have the Registration Statement declared effective as soon as practicable, but in no event later than the earlier of (i) sixty (60) Business Days after the Initial Filing Date and (ii) five (5) Business Days after the SEC has notified the Company that it will not review, or has completed its review of, the Registration Statement, in each case, unless the Investors agree in writing to extend such deadline, and to have the Registration Statement remain continuously effective until the earlier of (i) such time as all of the Registrable Securities have been sold by the Investors pursuant to the Registration Statement or Rule 144 and (ii) all of the Registrable Securities are eligible to be sold by the Investors pursuant to Rule 144.

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(ii)              At least ten (10) Business Days prior to the filing of the Registration Statement, the Company shall notify each Investor in writing of the information, if any, the Company requires from such Investor with respect to the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that each Investor shall furnish to the Company such information regarding such Investor, the Registrable Securities held by such Investor and the intended method of disposition of the Registrable Securities held by such Investor, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request and provide such information and documents to the Company at least five (5) Business Days prior to the filing of the Registration Statement.

(iii)            The Company shall provide each Investor and its legal counsel an opportunity, not less than two (2) Business Days, to review and comment on the Registration Statement or any supplement or amendment thereto (except for reports and filings incorporated by reference into the Registration Statement pursuant to the requirements of such Registration Statement) and on any written responses to written correspondence from the SEC with respect to the Registration Statement. The Company shall also promptly notify each Investor (A) when a prospectus, prospectus supplement or post-effective amendment has been filed with respect to the Registration Statement (other than an annual report on Form 10-K), (B) of any correspondence from the SEC with respect to the Registration Statement (and provide to the Investor copies of any written correspondence), (C) when the SEC has informed the Company that it will not review, or has completed its review of, the Registration Statement or any supplement or amendment thereto, (D) when the Registration Statement or any post-effective amendment has become effective and (E) of any request by the SEC for amendments or supplements to the Registration Statement. In no event shall the Company be permitted to name any Investor as an “underwriter” without the prior written consent of such Investor.

(iv)             Each Investor agrees that, upon receipt of any notice from the Company of (i) the issuance of any stop order or other suspension of effectiveness with respect to the Registration Statement or (ii) the happening of an event as a result of which the prospectus and the Registration Statement, as then in effect, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Investor will immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement until such Investor’s receipt of copies of the supplemented or amended prospectus or Registration Statement or receipt of notice that no supplement or amendment is required. In no event shall such notice contain any material, non-public information regarding the Company or any of its Subsidiaries. With respect to clause (i), the Company shall use commercially reasonable efforts to obtain the withdrawal of such stop order or suspension at the earliest possible time. With respect to clause (ii), the Company shall promptly prepare and file with the SEC a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and promptly deliver a copy of such supplement or amendment to each Investor.

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(v)               The Company shall furnish to each Investor such number of copies of prospectuses and such other documents as such Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by such Investor, including for purposes of satisfying any prospectus delivery requirements of the 1933 Act.

(b)               Expenses. The Company shall bear all fees and expenses attendant to registering the Registrable Securities (except any underwriters’ discounts and commissions and fees and expenses of any Investor’s own professionals). The Company agrees to use its reasonable best efforts to qualify to register the Registrable Securities in such states as are reasonably requested by any Investor; provided, however, that in no event shall the Company be required to register Registrable Securities in a state in which such registration would cause the Company to be obligated to register or license to do business in such state.

(c)               Indemnification. The Company shall indemnify and hold harmless each Investor and its officers, directors, employees, agents, shareholders, members, partners, legal counsel and accountants (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), and each person, if any, who controls each of the foregoing within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and indemnified party or between the indemnified party and any third party or otherwise to which any of them may become subject under the 1933 Act, the 1934 Act or any other statute or at common law or otherwise under laws of foreign countries, arising from such Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact, in light of the circumstances under which they were made, contained in (i) any preliminary prospectus, Registration Statement or prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new Registration Statement and prospectus in which is included the Registrable Securities; or (iii) any application or other document or written communication (collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the SEC, any state securities commission or agency, or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; unless such statement or omission is made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Investor expressly for use in a preliminary prospectus, Registration Statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be. The Company agrees promptly to notify each Investor of the commencement of any litigation proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with any such Registration Statement or prospectus.

7.             [Reserved]

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8.             Survival and Indemnification.

8.1              Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

8.2              Indemnification of the Investors. Subject to the provisions of this Section 8.2, the Company will indemnify and hold each Investor and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Investor (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against the Investor Parties in any capacity, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Investor Party, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is solely based upon a material breach of such Investor Party’s representations, warranties or covenants under the Transaction Documents or any agreements or understandings such Investor Party may have with any such stockholder or any violations by such Investor Party of state or federal securities laws or any conduct by such Investor Party which is finally judicially determined to constitute fraud, gross negligence or willful misconduct). If any action shall be brought against any Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Investor Party. Any Investor Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Investor Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Investor Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Investor Party under this Agreement (y) for any settlement by an Investor Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Investor Party’s breach of any of the representations, warranties, covenants or agreements made by such Investor Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 8.2 shall be made by periodic payments of the amount thereof during the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Investor Party against the Company or others and any liabilities the Company may be subject to pursuant to law.

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8.3              Indemnification of the Company. Subject to the provisions of this Section 8.3, each Investor will, severally and not jointly, indemnify and hold the Company and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the 1933 Act and Section 20 of the 1934 Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Company Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable and documented attorneys’ fees and costs of investigation that any such Company Party may suffer or incur as a result of or relating to any breach of any of the representations, warranties, covenants or agreements made by such Investor in this Agreement or in the other Transaction Documents, with respect to any of the transactions contemplated by the Transaction Documents; provided, however, in no event shall any indemnity under this Section 8.3 by any Investor exceed the purchase price paid by such Investor. If any action shall be brought against any Company Party in respect of which indemnity may be sought pursuant to this Agreement, such Company Party shall promptly notify the applicable Investor(s) in writing, and the applicable Investor(s) shall have the right to assume the defense thereof with counsel of their own choosing reasonably acceptable to the Company Party. Any Company Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Company Party except to the extent that (i) the employment thereof has been specifically authorized by the Investor in writing, (ii) the Investor has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the applicable Investor(s) and the position of such Company Party, in which case the applicable Investor(s) shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. No Investor will be liable to any Company Party under this Agreement (y) for any settlement by a Company Party effected without the Investor’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Company Party’s breach of any of the representations, warranties, covenants or agreements made by such Company Party in this Agreement or in the other Transaction Documents. The indemnification required by this Section 8.3 shall be made by periodic payments of the amount thereof during the investigation or defense, as and when bills are received or are incurred. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Company Party against any Investor or others and any liabilities any Investor may be subject to pursuant to law.

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9.             Miscellaneous.

9.1              Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the applicable Investor(s) (in accordance with Section 9.6), as applicable; provided, however, that any Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Shares without the prior written consent of the Company, after notice duly given by such Investor to the Company, provided that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

9.2              Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including.pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.3              Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

9.4              Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after the business day of deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by six days’ advance written notice to the other party provided pursuant to this Section:

If to the Company:

PSQ Holdings, Inc.

515 W Aspen Street, Suite 200C

Bozeman, Montana 59715

Attn: Jim Giudice, Chief Legal Officer

Email: [Intentionally omitted.]

with a copy, not constituting notice, to:

Faegre Drinker Biddle & Reath LLP

1144 15th Street

Unit 3400

Denver, CO 80202

Attention: Jeff Sherman

Email: jeff.sherman@faegredrinker.com

If to an Investor, to such Investor’s address as set forth in the Company’s records.

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9.5              Expenses. The parties hereto shall pay their own costs and expenses in connection herewith. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys’ fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

9.6              Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and a majority-in-interest of the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Shares purchased under this Agreement at the time outstanding, each future holder of all such Shares, and the Company.

9.7              Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

9.8              Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

9.9              Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

9.10          Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in Manhattan, New York, U.S.A. and the United States District Courts for the Southern District of New York and Eastern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER. Each of the parties hereto hereby agrees that process in any suit, action or proceeding referred to in this Section 9.11 may be served on any party anywhere in the world.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

COMPANY:

PSQ HOLDINGS, INC.

By:	/s/ Dusty Wunderlich
Name: Dusty Wunderlich
Title: Chief Executive Officer

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

FOUNTAIN RIPPLE V LLC

Signature:	/s/ Davis Pilot III

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

B&C TRUST DATED NOVEMBER 14, 2019

Signature:	/s/ Blake Masters

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

WILLIE LANGSTON

Signature:	/s/ Willie Langston

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

JAMES CELLI

Signature:	/s/ James Celli

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

DONALD J. TRUMP, JR.

Signature:	/s/ Donald J. Trump, Jr.

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

INVESTOR:

CAITLIN LONG

Signature:	/s/ Caitlin Long

Schedule 2.1

Investor Name	Number of Shares	Aggregate Purchase Price
Fountain Ripple V LLC	236,111	$850,000
Donald J. Trump, Jr.	69,444	$250,000
B&C Trust Dated November 14, 2019	13,888	$50,000
Willie Langston	27,777	$100,000
James Celli	13,888	$50,000
Caitlin Long	277	$1,000